MS SA-1 07/10

SUPPLEMENT DATED JULY 1, 2010

 TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

FRANKLIN MUTUAL SERIES FUNDS

Mutual Beacon Fund

Mutual Global Discovery Fund

Mutual European Fund

Mutual Financial Services Fund

Mutual International Fund

Mutual Quest Fund

Mutual Shares Fund

The Statement of Additional Information is amended as follows:

I. For the Mutual Global Discovery Fund, the management fees breakdown under the "Management and Other Services" section on page 34 is replaced with the following:

Global Discovery Fund

Prior to July 1, 2010, the Fund paid the manager a fee equal to an annual rate of:

  0.80% of the value of net assets up to and including $4 billion;
  0.77% of the value of net assets over $4 billion up to and including $7 billion;
  0.75% of the value of net assets over $7 billion up to and including $10 billion;
  0.73% of the value of net assets over $10 billion up to and including $13 billion;
  0.71% of the value of net assets over $13 billion up to and including $16 billion; and
  0.69% of the value of net assets over $16 billion.

Effective July 1, 2010, the Fund will pay the manager a fee equal to an annual rate of:

  0.80% of the value of net assets up to and including $4 billion;
  0.77% of the value of net assets over $4 billion up to and including $7 billion;
  0.75% of the value of net assets over $7 billion up to and including $10 billion;
  0.73% of the value of net assets over $10 billion up to and including $13 billion;
  0.71% of the value of net assets over $13 billion up to and including $16 billion;
  0.69% of the value of net assets over $16 billion up to and including $19 billion; and
  0.67% of the value of net assets in excess of $19 billion.

Please keep this supplement for future reference.